Exhibit 10.3

THIRD AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

This Third Amendment to Eighth Restated Credit Agreement (this “Third Amendment”) is effective as of February 7, 2011 (the “Third Amendment Effective Date”), by and among CHAPARRAL ENERGY, INC., a Delaware corporation (“Parent”), the Borrowers, JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent (“Administrative Agent”), and each of the financial institutions a party hereto as Lenders (hereinafter collectively referred to as “Lenders”, and individually, “Lender”).

W I T N E S S E T H:

WHEREAS, Parent, Borrowers, Administrative Agent, the other Agents party thereto and Lenders are parties to that certain Eighth Restated Credit Agreement dated as of April 12, 2010 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

WHEREAS, pursuant to the Credit Agreement, the Lenders have made revolving credit loans to Borrowers; and

WHEREAS, Parent and Borrowers have advised Administrative Agent and the Lenders that Parent and Borrowers are considering entering into one or more transactions for the purpose of refinancing the Permitted 2005 Bond Debt; and

WHEREAS, in connection with such refinancing, the Parent and Borrowers may desire for any such new Debt incurred in connection with such refinancing to represent an increase over the principal amount of Debt outstanding in respect of the Permitted 2005 Bond Debt; and

WHEREAS, Parent and Borrowers have requested that the Credit Agreement be amended to permit Parent and Borrowers to incur such additional Debt; and

WHEREAS, the parties hereto desire to amend certain terms of the Credit Agreement, including, without limitation, increasing the amount of additional debt permitted under the Credit Agreement in connection with a refinancing of the Permitted 2005 Bond Debt by an amount equal to $50,000,000, on the terms and conditions set forth herein.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Parent, Borrowers, Administrative Agent and Lenders hereby agree as follows:

SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended effective as of the Third Amendment Effective Date in the manner provided in this Section 1.

1.1 Amended and Restated Definitions. The definitions of “Loan Documents”, “Permitted Bond Debt”, and “Permitted Bond Documents” contained in Section 1.02 of the Credit Agreement shall be amended to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Certificate of Effectiveness, and the Security Instruments.

“Permitted Bond Debt” means, collectively, the Permitted 2005 Bond Debt, the Permitted 2007 Bond Debt and Additional Permitted Debt, if any, and any Debt which represents an extension, refinancing, or renewal of any of the foregoing in accordance with Section 9.02(l).

“Permitted Bond Documents” means, collectively, the Permitted 2005 Bond Documents, the Permitted 2007 Bond Documents, the Additional Permitted Debt Documents, if any, and any indentures, senior unsecured notes, all guarantees of any such notes, and all other agreements, documents or instruments executed and delivered by any Person in connection with, or pursuant to, the issuance of any other Permitted Bond Debt.

1.2 Additional Definition. Section 1.02 of the Credit Agreement shall be amended to add the following definition to such Section in appropriate alphabetical order:

“Third Amendment” means that certain Third Amendment to Eighth Restated Credit Agreement dated effective as February 7, 2011, among Parent, Borrowers, Administrative Agent and the Lenders party thereto.

1.3 Amendment to Refinancing Basket. Section 9.02(l) of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

“(l) Debt which represents an extension, refinancing, or renewal of any of the foregoing; provided that, (i) the principal amount of such Debt is not increased (other than by (A) the costs, fees, and expenses and by accrued and unpaid interest paid in connection with any such extension, refinancing or renewal and (B) solely in connection with an extension, refinancing or renewal of Permitted 2005 Bond Debt, in addition to such increased amounts permitted under the foregoing clause (A), an additional principal amount not to exceed $50,000,000), (ii) the interest rate of such Debt is not increased (except that extensions, refinancings or renewals of Permitted 2005 Bond Debt and/or Permitted 2007 Bond Debt, in each case, issued on or prior to January 18, 2007 may increase the interest rate applicable to such Permitted Bond Debt on the date hereof by no more than three percent (3%) per annum), (iii) any Liens securing such Debt are not extended to any additional property of any Credit Party, (iv) no Credit Party that is not originally obligated with respect to repayment of such Debt is required to become obligated with respect thereto, (v) such extension, refinancing or renewal does not result in a shortening of the average weighted maturity of the Debt so extended, refinanced or renewed (and, with respect to Permitted Bond Debt, such extension, refinancing or renewal does not result in any principal amount owing in respect of Permitted Bond Debt becoming due earlier than the date that is 180 days following the Maturity Date), (vi) the terms of any such extension, refinancing, or renewal are not materially less favorable to the obligor thereunder, taken as a whole, than the original terms of such Debt and (vii) if the Debt that is refinanced, renewed, or extended was subordinated in right of payment to the Indebtedness, then the terms and conditions of the refinancing, renewal, or extension Debt must include subordination terms and conditions that are at least as favorable to the Administrative Agent and the Lenders as those that were applicable to the refinanced, renewed, or extended Debt.”

SECTION 2. Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof is subject to the satisfaction of each of the following conditions precedent:

2.1 No Default or Borrowing Base Deficiency. No Default or Event of Default shall have occurred which is continuing and the total Credit Exposures of all Lenders shall not exceed the Borrowing Base.

2.2 Other Documents. Administrative Agent shall have been provided with such other documents, instruments and agreements, and Parent and Borrowers shall have taken such actions, as Administrative Agent may reasonably require in connection with this Third Amendment and the transactions contemplated hereby.

SECTION 3. Representations and Warranties of Borrowers. To induce the Lenders and Administrative Agent to enter into this Third Amendment, Parent and Borrowers hereby jointly and severally represent and warrant to the Lenders and Administrative Agent as follows:

3.1 Reaffirm Existing Representations and Warranties. Each representation and warranty of each Credit Party contained in the Credit Agreement and the other Loan Documents is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof, except to the extent such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct as of such specified earlier date.

3.2 Due Authorization; No Conflict. The execution, delivery and performance by Parent and Borrowers of this Third Amendment are within Parent’s and Borrowers’ corporate and limited liability company powers (as applicable), have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon Parent, any Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of Parent, any Borrower or any other Credit Party except Excepted Liens.

3.3 Validity and Enforceability. This Third Amendment constitutes the valid and binding obligation of Parent and Borrowers enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

3.4 No Default, Event of Default or Borrowing Base Deficiency. No Default or Event of Default has occurred which is continuing and the total Credit Exposures of all Lenders do not exceed the Borrowing Base.

SECTION 4. Miscellaneous.

4.1 Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Indebtedness, each of which are hereby ratified, affirmed and extended to secure the Indebtedness after giving effect to this Third Amendment.

4.2 Parties in Interest. All of the terms and provisions of this Third Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3 Legal Expenses. Parent and Borrowers hereby jointly and severally agree to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Third Amendment and all related documents.

4.4 Counterparts. This Third Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Third Amendment until Parent, Borrowers and Majority Lenders have executed a counterpart. Facsimiles or other electronic transmission shall be effective as originals.

4.5 Complete Agreement. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

4.6 Headings. The headings, captions and arrangements used in this Third Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Third Amendment, nor affect the meaning thereof.

4.7 Effectiveness. This Third Amendment shall be effective automatically and without necessity of any further action by Parent, Borrowers, Administrative Agent or Lenders when counterparts hereof have been executed by Parent, Borrowers, Administrative Agent and Majority Lenders, and all conditions to the effectiveness hereof set forth herein have been satisfied.

4.8 Governing Law. This Third Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective Responsible Officers on the date and year first above written.

[Signature pages to follow]

PARENT:	CHAPARRAL ENERGY, INC.,
a Delaware corporation

	By:	/s/ Mark A. Fischer
Mark A. Fischer, Chief Executive Officer and President

BORROWERS:	CHAPARRAL ENERGY, L.L.C.
NORAM PETROLEUM, L.L.C.
CHAPARRAL RESOURCES, L.L.C.
CHAPARRAL CO2, L.L.C.
CEI ACQUISITION, L.L.C.
CEI PIPELINE, L.L.C.
CHAPARRAL REAL ESTATE, L.L.C.
CHAPARRAL EXPLORATION, L.L.C.
ROADRUNNER DRILLING, L.L.C.

	By:	/s/ Mark A. Fischer
Mark A. Fischer, Manager

GREEN COUNTRY SUPPLY, INC.

	By:	/s/ Mark A. Fischer
Mark A. Fischer, Chief Executive Officer and President

SIGNATURE PAGE

THIRD AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

ADMINISTRATIVE AGENT/LENDER:	JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

	By:	/s/ Kimberly A. Bourgeois
Kimberly A. Bourgeois,
Senior Vice President

SIGNATURE PAGE

THIRD AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Scott L. Joyce
	Name:	Scott L. Joyce
	Title:	Senior Vice President

SIGNATURE PAGE

THIRD AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	ROYAL BANK OF CANADA,
as a Lender

	By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

SIGNATURE PAGE

THIRD AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	UBS LOAN FINANCE LLC,
as a Lender

	By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

	By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

SIGNATURE PAGE

THIRD AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

	By:	/s/ Mark A. Roche
	Name:	Mark A. Roche
	Title:	Managing Director

	By:	/s/ David Gurghigian
	Name:	David Gurghigian
	Title:	Managing Director

SIGNATURE PAGE

THIRD AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	SOCIÉTÉ GÉNÉRALE,
as a Lender

	By:	/s/ Stephen W. Warfel
	Name:	Stephen W. Warfel
	Title:	Managing Director

SIGNATURE PAGE

THIRD AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	WELLS FARGO BANK, N.A.,
as a Lender

	By:	/s/ Charles D. Kirkham
	Name:	Charles D. Kirkham
	Title:	Managing Director

SIGNATURE PAGE

THIRD AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	THE BANK OF NOVA SCOTIA,
as a Lender

	By:	/s/ John Frazell
	Name:	John Frazell
	Title:	Director

SIGNATURE PAGE

THIRD AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	BANK OF SCOTLAND plc,
as a Lender

	By:	/s/ Julia R. Frankin
	Name:	Julia R. Frankin
	Title:	Assistant Vice President

SIGNATURE PAGE

THIRD AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	COMERICA BANK,
as a Lender

	By:	/s/ Dustin S. Hansen
	Name:	Dustin S. Hansen
	Title:	Senior Vice President

SIGNATURE PAGE

THIRD AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	NATIXIS,
as a Lender

	By:	/s/ Donovan C. Broussard
	Name:	Donovan C. Broussard
	Title:	Managing Director

	By:	/s/ Liana Tchernysheva
	Name:	Liana Tchernysheva
	Title:	Director

SIGNATURE PAGE

THIRD AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	ALLIED IRISH BANKS, p.l.c.,
as a Lender

	By:	/s/ Vaughn Buck
	Name:	Vaughn Buck
	Title:	Director

	By:	/s/ Mark Connelly
	Name:	Mark Connelly
	Title:	Senior Vice President

SIGNATURE PAGE

THIRD AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ David T. Helffrich, III
	Name:	David T. Helffrich, III
	Title:	Assistant Vice President

SIGNATURE PAGE

THIRD AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	COMPASS BANK,
as a Lender

	By:	/s/ Ian Payne
	Name:	Ian Payne
	Title:	Vice President

SIGNATURE PAGE

THIRD AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as a Lender

	By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Director

	By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Associate

SIGNATURE PAGE

THIRD AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	ING CAPITAL LLC,
as a Lender

	By:	/s/ Charles Hall
	Name:	Charles Hall
	Title:	Managing Director

SIGNATURE PAGE

THIRD AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	KEYBANK NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ David Morris
	Name:	David Morris
	Title:	Vice President

SIGNATURE PAGE

THIRD AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	UNION BANK, N.A.,
as a Lender

	By:	/s/ Joshua Patterson
	Name:	Joshua Patterson
	Title:	Vice President

SIGNATURE PAGE

THIRD AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	U.S. BANK NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Bruce Hernandez
	Name:	Bruce Hernandez
	Title:	Vice President

SIGNATURE PAGE

THIRD AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.